Supplement dated October 30, 2012 to the

Panorama Passage Variable Annuity Prospectus (New York)

dated May 1, 2012, as amended

for Certificates Issued by Massachusetts Mutual Life Insurance Company

This supplement revises the “Withdrawals” section of the prospectus by lowering the minimum amount you must keep in your certificate after making a partial withdrawal.

This revision is reflected on page 26 of the prospectus, in the second paragraph, by deleting and replacing the last sentence with the following:

We require that after you make a partial withdrawal you keep at least $2,000 in your certificate. If a partial withdrawal is a minimum required distribution, we do not require a minimum amount remain in your certificate.

If you have questions about this supplement contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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